DERIVED INFORMATION10/26/2005

[$881,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CAS Default File

10/25/2005 18:10

Credit Suisse - First Boston

User name:jsavage

4,617 records

All records

					% Condo				% Multi	% Sched Bal
FICO Strats	Loan Count	Sched Bal	WA Season	WA FICO	Co-op	% MH	% PUD	% SFR	TH	<=75K
<= 460	2	100,181	62	449	0.0	0.0	0.0	100.0	0.0	100.0
461 - 480	6	524,677	60	470	0.0	0.0	0.0	100.0	0.0	36.1
481 - 500	12	1,479,624	27	494	0.0	0.0	12.9	73.3	13.8	17.6
501 - 520	102	17,581,318	5	509	8.1	0.0	4.7	82.4	4.8	5.8
521 - 540	149	29,460,758	4	530	6.1	0.4	7.6	76.9	8.9	3.7
541 - 560	207	43,599,170	4	551	5.9	0.0	7.8	82.5	3.8	3.6
561 - 580	372	61,452,401	3	571	5.6	0.1	5.4	84.1	4.8	5.6
581 - 600	588	94,120,665	3	590	3.1	0.0	6.1	88.0	2.8	4.6
601 - 620	755	137,894,382	2	610	3.1	0.0	10.6	80.8	5.5	4.7
621 - 640	705	132,970,749	2	630	6.6	0.1	10.6	76.6	6.1	3.9
641 - 660	616	129,934,892	2	650	8.0	0.0	9.4	75.1	7.5	3.6
661 - 680	455	95,339,421	3	670	6.0	0.0	9.1	77.6	7.4	3.8
681 - 700	268	63,758,836	2	689	6.4	0.0	7.6	76.7	9.4	2.8
701 - 720	156	37,206,704	2	709	4.2	0.0	7.0	80.8	7.9	2.2
721 - 740	95	21,968,147	2	730	7.7	0.0	13.2	71.0	8.1	3.8
741 - 760	70	17,536,894	2	750	11.0	0.0	9.3	62.6	17.2	4.1
761 >=	59	13,280,292	3	778	9.2	0.0	4.7	77.5	8.6	1.3
Total:	4,617	898,209,110	3	631	5.8	0.0	8.7	79.0	6.5	4.1

	% Sched Bal
FICO Strats	>75K	% Investor	% Primary	% Second	WA DTI	% DTI < 50	% DTI >= 50	% FXD	% ARM	% FXD SATO
<= 460	0.0	0.0	100.0	0.0	36.9	100.0	0.0	49.6	50.4
461 - 480	63.9	0.0	100.0	0.0	41.0	83.0	17.0	17.0	83.0
481 - 500	82.4	0.0	100.0	0.0	38.1	85.2	14.8	12.9	87.1
501 - 520	94.2	2.9	97.1	0.0	41.5	82.3	17.7	5.1	94.9
521 - 540	96.3	3.8	96.0	0.2	41.8	84.7	15.3	3.4	96.6
541 - 560	96.4	6.5	93.2	0.3	42.1	92.5	7.5	7.3	92.7
561 - 580	94.4	3.0	96.7	0.3	41.0	87.3	12.7	6.5	93.5
581 - 600	95.4	4.1	94.9	1.0	41.3	93.1	6.9	10.4	89.6
601 - 620	95.3	4.5	94.7	0.8	41.1	93.4	6.6	8.7	91.3
621 - 640	96.1	4.2	94.5	1.3	41.5	93.0	7.0	10.6	89.4
641 - 660	96.4	6.0	93.8	0.2	41.6	95.3	4.7	9.5	90.5
661 - 680	96.2	10.6	87.7	1.7	41.5	95.0	5.0	10.2	89.8
681 - 700	97.2	8.4	90.8	0.8	40.6	98.3	1.7	10.4	89.6
701 - 720	97.8	14.2	85.3	0.5	40.5	96.0	4.0	9.4	90.6
721 - 740	96.2	7.3	91.5	1.2	41.2	96.1	3.9	7.5	92.5
741 - 760	95.9	10.1	87.0	2.9	42.1	87.7	12.3	9.1	90.9
761 >=	98.7	7.4	92.6	0.0	43.0	100.0	0.0	8.1	91.9
Total:	95.9	6.1	93.1	0.8	41.3	93.3	6.7	9.1	90.9

	% ARM									% Stated
FICO Strats	SATO	% IO	% Purchase	% CashOut	% RateTerm	% Balloon	% Silent Second	% Full	% Limited	NINA	WA Coupon
<= 460		0.0	50.4	49.6	0.0	0.0	0.0	100.0	0.0	0.0	10.59
461 - 480		0.0	60.7	17.0	22.4	0.0	0.0	41.3	29.6	29.0	10.72
481 - 500		0.0	30.1	61.1	8.8	17.2	7.4	70.0	0.0	30.0	10.51
501 - 520		0.0	8.2	86.9	4.9	1.3	3.7	70.5	12.5	16.9	8.67
521 - 540		0.0	16.8	80.3	2.8	12.5	4.8	68.5	9.8	21.7	8.00
541 - 560		1.3	16.3	76.2	7.4	12.4	5.3	59.4	7.8	32.8	7.84
561 - 580		11.0	29.1	65.9	5.0	11.1	19.8	75.1	8.3	16.6	7.56
581 - 600		27.7	37.7	59.7	2.7	8.5	32.0	71.1	7.4	21.5	7.43
601 - 620		35.9	44.2	53.2	2.6	7.8	39.5	68.9	11.2	19.9	7.15
621 - 640		41.5	45.1	52.8	2.1	9.9	43.5	57.2	12.0	30.8	7.04
641 - 660		50.3	51.1	47.2	1.7	9.0	52.0	44.8	14.7	40.5	6.90
661 - 680		51.1	61.1	36.2	2.7	6.1	55.3	49.0	18.4	32.6	6.93
681 - 700		55.3	59.2	38.7	2.0	8.8	48.1	36.0	26.2	37.8	6.82
701 - 720		46.3	73.0	27.0	0.0	5.6	61.5	40.9	26.8	32.3	6.76
721 - 740		43.2	69.3	29.7	1.0	6.5	66.7	32.0	20.5	47.6	6.84
741 - 760		51.9	76.2	23.8	0.0	3.4	60.2	42.7	15.5	41.8	6.81
761 >=		47.4	81.8	14.5	3.8	5.4	66.6	37.7	14.9	47.4	6.61
Total:		36.7	46.5	50.8	2.7	8.5	40.8	56.4	13.9	29.7	7.17

							Avg 1st Lien	Avg 2nd Lien
FICO Strats	WA CLTV	% 1st Lien	% 2nd Lien	WA 1st Lien LTV	WA 2nd Lien CLTV	WA 2nd Lien LTV	Sched Bal	Sched Bal	% MI	MI Coverage	Insured LTV	WA LTV (MI)	WA Coupon (MI)	WA FICO (MI)
<= 460	85.0	100.0	0.0	85.0	0.0	0.0	50,090	0	0.0	0.0	0.0	0.0	0.00	0
461 - 480	81.6	100.0	0.0	81.6	0.0	0.0	87,446	0	0.0	0.0	0.0	0.0	0.00	0
481 - 500	73.1	100.0	0.0	71.6	0.0	0.0	123,302	0	0.0	0.0	0.0	0.0	0.00	0
501 - 520	76.7	100.0	0.0	76.0	0.0	0.0	172,366	0	0.0	0.0	0.0	0.0	0.00	0
521 - 540	77.0	100.0	0.0	76.3	0.0	0.0	197,723	0	0.0	0.0	0.0	0.0	0.00	0
541 - 560	76.5	99.9	0.1	76.0	50.9	12.1	211,382	54,559	0.0	0.0	0.0	0.0	0.00	0
561 - 580	81.2	98.5	1.5	78.4	100.0	14.2	186,858	18,967	0.0	0.0	0.0	0.0	0.00	0
581 - 600	85.4	98.4	1.6	79.8	99.9	12.6	190,580	14,695	0.0	0.0	0.0	0.0	0.00	0
601 - 620	87.1	98.2	1.8	79.5	99.7	19.5	202,324	29,534	0.0	0.0	0.0	0.0	0.00	0
621 - 640	88.7	97.3	2.7	80.0	99.6	19.6	213,486	36,347	0.0	0.0	0.0	0.0	0.00	0
641 - 660	89.7	97.2	2.8	79.4	99.5	19.6	238,394	41,697	0.0	0.0	0.0	0.0	0.00	0
661 - 680	91.4	97.0	3.0	80.6	99.4	19.5	235,306	46,195	0.0	0.0	0.0	0.0	0.00	0
681 - 700	89.2	97.4	2.6	79.5	99.2	19.3	261,032	54,437	0.0	0.0	0.0	0.0	0.00	0
701 - 720	91.6	98.8	1.2	80.0	100.0	19.9	249,988	50,947	0.0	0.0	0.0	0.0	0.00	0
721 - 740	93.3	97.6	2.4	79.6	100.0	21.1	249,351	58,221	0.0	0.0	0.0	0.0	0.00	0
741 - 760	94.3	99.5	0.5	82.6	98.8	18.8	256,611	43,658	0.0	0.0	0.0	0.0	0.00	0
761 >=	93.6	98.8	1.2	80.4	99.9	20.0	234,311	52,954	0.0	0.0	0.0	0.0	0.00	0
Total:	87.2	98.0	2.0	79.4	99.4	18.7	215,759	33,359	0.0	0.0	0.0	0.0	0.00	0

STATE	Loan Count	Sched Balance
AK	4	641,967
AL	46	3,396,330
AR	24	1,351,315
AZ	222	35,661,147
CA	1098	340,569,465
CO	118	18,668,702
CT	28	4,609,582
DC	5	1,538,220
DE	9	1,790,694
FL	563	97,602,761
GA	135	16,852,294
HI	26	9,570,436
IA	23	2,219,058
ID	62	7,403,777
IL	175	32,426,634
IN	82	6,648,271
KS	46	4,468,264
KY	42	3,905,034
LA	17	1,501,800
MA	38	9,358,501
MD	122	29,611,326
ME	8	1,107,012
MI	131	13,106,768
MN	41	6,342,345
MO	100	9,200,560
MS	28	1,500,738
MT	1	101,111
NC	85	9,561,456
NE	7	508,378
NH	10	1,933,462
NJ	83	23,846,743
NM	15	2,656,111
NV	139	30,699,852
NY	134	36,853,973
OH	144	13,395,737
OK	12	1,207,112
OR	114	18,855,721
PA	39	4,441,302
RI	17	3,548,625
SC	23	3,574,369
TN	76	8,134,792
TX	189	17,277,210
UT	44	5,883,370
VA	115	25,051,521
WA	127	23,348,297
WI	46	5,846,466
WV	4	430,503
Total:	4617	898,209,110

	%	%	%	%	%	%	%	%	%
	CLTV	CLTV	CLTV	CLTV	CLTV	CLTV	CLTV	CLTV	CLTV
CLTV & FICO	<=60	60.01-65.00	65.01-70.00	70.01-75.00	75.01-80.00	80.01-85.00	85.01-90.00	90.01-95.00	95.01-100.00
<= 460	0.0000	0.0000	0.0000	0.0000	0.0056	0.0000	0.0055	0.0000	0.0000
461 - 480	0.0000	0.0000	0.0000	0.0080	0.0331	0.0074	0.0099	0.0000	0.0000
481 - 500	0.0284	0.0000	0.0151	0.0435	0.0657	0.0000	0.0000	0.0000	0.0121
501 - 520	0.1901	0.0166	0.1362	0.3360	0.8782	0.2640	0.0815	0.0000	0.0546
521 - 540	0.2470	0.1975	0.4495	0.3738	1.0699	0.5752	0.2104	0.0534	0.1033
541 - 560	0.4769	0.3652	0.4139	0.6502	1.4113	0.8527	0.4129	0.1932	0.0777
561 - 580	0.5071	0.3985	0.4944	0.5842	1.5759	0.6464	1.1048	0.5039	1.0265
581 - 600	0.4578	0.3445	0.5488	1.1105	1.9450	0.8874	1.4861	0.4696	3.2289
601 - 620	0.8443	0.3636	0.9871	0.9648	1.9623	1.1431	2.1625	1.3704	5.5540
621 - 640	0.7035	0.3990	0.5942	0.8920	1.4316	0.9986	2.4758	0.9685	6.3408
641 - 660	0.4829	0.4267	0.4386	0.7127	2.0161	0.9128	1.3788	1.0732	7.0242
661 - 680	0.2571	0.1924	0.4291	0.3956	0.9001	0.4605	1.4395	1.1602	5.3800
681 - 700	0.1906	0.3001	0.2571	0.3149	0.8038	0.7108	0.8131	0.3501	3.3579
701 - 720	0.0698	0.0960	0.1665	0.1768	0.4768	0.1639	0.4523	0.1645	2.3758
721 - 740	0.0493	0.0376	0.0915	0.0093	0.2372	0.0629	0.2265	0.2282	1.5032
741 - 760	0.0273	0.0137	0.0126	0.0328	0.1102	0.0972	0.3735	0.0696	1.2155
761 >=	0.0358	0.0556	0.0000	0.0039	0.1375	0.0348	0.1283	0.1452	0.9374
Total:	4.56810	3.20710	5.03450	6.60900	15.06040	7.81770	12.76130	6.75010	38.19180